                                  EXHIBIT 99.5

                          NEWSEARCH PLEDGE AGREEMENT DATED AS OF
                          NOVEMBER 30, 1995 BETWEEN NEWSEARCH, INC. AND HALL FINANCIAL GROUP, INC.

                                                                    EXHIBIT 99.5

                           NEWSEARCH PLEDGE AGREEMENT


         This PLEDGE AGREEMENT (the "AGREEMENT") is made and entered into as of the 30th day of November, 1995, by and between NEWSEARCH, INC., a Delaware corporation ("PLEDGOR") and HALL FINANCIAL GROUP, INC., a Delaware corporation ("SECURED PARTY").

                              W I T N E S S E T H:

         1. Pledgor is the owner of shares of the issued and outstanding capital stock of Search Capital Group, Inc., a Delaware corporation ("SEARCH").

         2. Search and Search Funding Corp. ("SFC"), a Texas corporation, are affiliates of Pledgor in that both SFC and Pledgor are wholly owned subsidiaries of Search.

         3. Concurrently herewith, Search and SFC have delivered to Secured Party those three certain Promissory Notes (the "NOTES") as described in the Funding Agreement entered into on November 30, 1995, ("FUNDING AGREEMENT") by and among Secured Party, Pledgor, Search, SFC, Automobile Credit Acceptance Corp. ("ACAC"), and Automobile Credit Holdings, Inc. ("ACHI").

         4. In order to induce Secured Party to provide financial accommodations to Pledgor, Search, ACAC, ACHI, and SFC ("SEARCH PARTIES") and in order to secure the payment and performance of all indebtedness and obligations now or hereafter owing to Secured Party pursuant to the Notes, this Agreement, the Funding Agreement and all other agreements, documents and instruments executed and delivered to Secured Party in connection therewith (as the same shall be renewed, extended, amended, increased or replaced from time to time, herein collectively called the "LOAN DOCUMENTS"), Pledgor has agreed to grant to Secured Party a security interest in the property hereinafter described.

         For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                      COLLATERAL AND SECURED INDEBTEDNESS

         1.1 GRANT OF SECURITY INTEREST. Pledgor hereby assigns, pledges and grants a security interest in the following property (herein, collectively, called the "COLLATERAL") to Secured Party:





NEWSEARCH PLEDGE AGREEMENT - PAGE 1

                 (a) two million two hundred fifty thousand (2,250,000) shares of the capital stock of Search (the "PLEDGED STOCK"), and being more specifically described on Exhibit "A" attached hereto and incorporated herein by reference for all purposes, and all certificates representing the Pledged Stock; provided that 250,000 shares of the Pledged Stock shall initially be represented by a 400,000 share certificate until the Secured Party using reasonable efforts can obtain the issuance of two new share certificates in the amounts of 250,000 and 150,000 at which time the 250,000 share certificate shall continue to be Pledged Stock and the 150,000 share certificate shall be returned to Pledgor and at such time Exhibit A shall be amended to reflect such substitution;

                 (b) with respect to the Pledged Stock, all (i) dividends declared and payable in cash, (ii) dividends declared and payable in the form of stock, securities or other property, (iii) dividends or distributions payable upon dissolution, partial or total liquidation, or in connection with a reduction of capital, capital surplus or paid-in surplus, (iv) all other distributions, whether of cash, stock other securities or other property issued with respect to or in lieu of or exchanged for the stock included in the Collateral (whether through stock split, spin-off, reclassification, merger, consolidation, acquisition, sale of assets, combination of shares, subdivision, redemption, payment of principal or otherwise), all of which Secured Party shall be entitled to receive and retain as part of the Collateral; and

                 (c) all proceeds (cash and noncash) arising out of the sale, exchange, collection, enforcement or other disposition of all or any portion of the Pledged Stock, including, without limitation, proceeds in the form of accounts, chattel paper, instruments, documents, consumer goods, inventory and equipment. Coverage of proceeds, however, does not authorize sale, exchange or other disposition of any Collateral without the prior written consent of Secured Party, which consent shall not be unreasonably withheld.

         1.2 SECURED OBLIGATION. This Agreement and the security interest herein created shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (hereinafter, collectively, called the "SECURED OBLIGATION"):

                 (a) all principal, interest, fees and other amounts payable to Secured Party pursuant to the terms and provisions of the Loan Documents, including, without limitation, the Notes;

                 (b) all covenants, conditions and agreements to be performed pursuant to the terms of the Loan Documents; and

                 (c) all sums expended or advanced by Secured Party pursuant to any term or provision of any Loan Documents, and all other sums now or hereafter loaned or advanced by Secured Party to the Search Parties, for the account of the Search





NEWSEARCH PLEDGE AGREEMENT - PAGE 2

         Parties, or otherwise owing by the Search Parties to Secured Party pursuant to the Loan Documents.

         1.3 PARTIAL RELEASE. Secured Party agrees to release from the Pledged Stock the amount of shares necessary to satisfy the respective conversion rights under Note I and conversion and prepayment rights under Note III at such time as the holder of each respective note elects to convert such note to stock of Search or the Borrowers under Note III elect to pay Note III with stock of Search as provided in Note III.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         2.1 REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to the Secured Party as follows:

                 (a) Pledgor is the owner and holder of the Pledged Stock and has good and marketable title to the Pledged Stock free and clear of any lien, security interest, charge or encumbrance, except for the security interest created by this Agreement, or otherwise in favor of the Secured Party. The Pledged Stock is duly authorized, validly issued, fully paid and nonassessable.

                 (b) Pledgor has the lawful right, power and authority to grant a security interest in the Collateral. This Agreement together with all filings and other actions necessary or desirable to perfect and protect such security interest, including, without limitation, the delivery of all stock certificates representing the Pledged Stock, when duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Secured Obligation.

                 (c) No authorization, approval or other action by, and no notice to or filing with Pledgor or any governmental authority or regulatory body, is required either (i) for the grant by Pledgor of the security interest herein granted or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the perfection or exercise by Secured Party of its rights and remedies hereunder.
         The Pledged Stock is subject to no restrictions or limitations on sale, assignment or transfer other than restrictions generally applicable to securities arising under State and Federal securities laws.

                 (d) The delivery at any time by Pledgor to Secured Party of any Collateral shall constitute a representation and warranty by Pledgor under this Agreement that, with respect to such Collateral:
         (i) Pledgor is the record and beneficial owner thereof, and (ii) the matters heretofore warranted in clauses (a) through (c) of this
         Section 2.1 are true and correct.





NEWSEARCH PLEDGE AGREEMENT - PAGE 3

                                  ARTICLE III

                        CERTAIN RIGHTS OF SECURED PARTY

         3.1 APPOINTMENT OF AGENTS; REGISTRATION IN NOMINEE NAME. Secured Party shall have physical possession of the certificates representing or evidencing the Collateral which, after the occurrence of an Event of Default, may be held (in the discretion of Secured Party) in the name of Pledgor, endorsed or assigned in blank or in favor of Secured Party or in the name of Secured Party or any nominee or nominees of Secured Party or an agent appointed by Secured Party. In addition to all other rights possessed by Secured Party, Secured Party, at its option, may from time to time at its sole discretion, take any of the following actions:

                 (a) extend or renew the Secured Obligation for one or more periods (whether shorter or longer than the original period) and grant releases, compromises or indulgences with respect to the Secured Obligation or any extension or renewal thereof or any security therefor or to any obligor hereunder or thereunder; and

                 (b) exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Agreement.

         3.2     VOTING RIGHTS; DIVIDENDS; REPLACEMENT OF COLLATERAL, ETC.

                 (a) Prior to the occurrence of an Event of Default (as hereinafter defined) hereunder or under any of the Loan Documents, Pledgor shall be entitled to exercise any and all voting rights and powers relating or pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement. Following the occurrence of an Event of Default, at the option of Secured Party following notice to Pledgor, all rights of Pledgor to exercise such voting rights and powers shall cease, and all such rights shall thereupon become vested in Secured Party who shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers.

                 (b) Any payments received and any dividends declared and payable in cash arising from the Pledged Stock shall forthwith be delivered to Secured Party for application to the costs, expenses, disbursements, reimbursements, fees, interest and principal then owing and unpaid in respect of the Secured Obligation, in such priority as Secured Party may determine in its reasonable discretion.

                 (c) Any and all dividends (other than dividends declared and payable in cash), distributions or exchanges or other items, all as more fully described in Section 1.1(b) above, if received by Pledgor, shall be held in trust for the benefit of Secured Party and shall forthwith be delivered to Secured Party or its designated





NEWSEARCH PLEDGE AGREEMENT - PAGE 4
         agent (accompanied by proper instruments of assignment and/or stock powers executed by Pledgor in accordance with Secured Party's instructions) to be held subject to the terms of this Agreement.


                                   ARTICLE IV

                  PLEDGOR'S AFFIRMATIVE AND NEGATIVE COVENANTS

         Pledgor hereby covenants and agrees with Secured Party that until the Secured Obligation is paid and performed in full, unless Secured Party otherwise consents in writing:

         4.1 BOOKS AND RECORDS. Pledgor hereby covenants and agrees that it will keep accurate and complete books and records of the Collateral, and shall, from time to time at request of Secured Party, deliver to or cause to be delivered to Secured Party such information regarding the Collateral as Secured Party may reasonably request.

         4.2 INSPECTION RIGHTS. Pledgor hereby covenants and agrees to permit Secured Party, and such accountants or other agents as it may from time to time designate, to inspect, after reasonable notice, during normal business hours all records of Pledgor relating to the Collateral, and to make and retain copies of Pledgor's records relating to such Collateral.

         4.3 OBLIGATIONS. Pledgor hereby covenants and agrees to duly and punctually pay and perform the obligations of Pledgor under this Agreement.

         4.4 NOTIFICATION. Pledgor hereby covenants and agrees (i) to promptly notify Secured Party of any material change in any material fact or circumstance warranted or represented by Pledgor in this Agreement or in any other document furnished by Pledgor to Secured Party in connection with the Collateral or the Secured Obligation; and (ii) to promptly notify Secured Party of any claim, action, or proceeding affecting title to the Collateral, or any part thereof, or the security interest granted in this Agreement, and, at the request of Secured Party, to appear in and defend, at Pledgor's expense, any such action or proceeding.

         4.5 SALE OR TRANSFER OF COLLATERAL. Pledgor hereby covenants and agrees that it will not sell, assign, or transfer any of the Collateral to any person, firm, or corporation (except Secured Party) without the prior written consent of Secured Party, which consent shall not be unreasonably withheld.

         4.6 ENCUMBRANCE OF COLLATERAL. Pledgor hereby covenants and agrees that it will not create in favor of anyone, except Secured Party, any other security interest in the





NEWSEARCH PLEDGE AGREEMENT - PAGE 5

Collateral, or in any part thereof, or otherwise encumber or permit the same to become subject to any lien, attachment, execution, sequestration, or other legal or equitable process.

         4.7 DISTRIBUTIONS. If Pledgor shall become entitled to receive or shall receive anything of value from the Pledged Stock, including but not limited to any cash, any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral, or otherwise, Pledgor hereby covenants and agrees to accept the same as Secured Party's agent, to hold the same in trust for Secured Party, and to deliver the same forthwith to Secured Party in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate, completed stock powers duly executed, to be held by Secured Party as additional collateral for the Secured Obligation, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to Secured Party to be held by it as additional collateral for the Secured Obligation subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to the Secured Party to be held by it, as additional collateral for the Secured Obligation, subject to the terms hereof.

         4.8 ADDITIONAL SECURITIES. Pledgor shall not consent to or approve the issuance of any additional shares of any class of capital stock of the issuer of the Collateral, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights or other commitments entitling any person to purchase or otherwise acquire any such shares except as permitted by the Funding Agreement.

         4.9 FURTHER ASSURANCES. Pledgor hereby covenants and agrees to promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents and financing statements, and to do all other acts or things, as Secured Party may from time to time request in order to more fully evidence and perfect the security interest granted in this Agreement including, without limitation, (a) delivering of any additional stock certificates from time to time in Pledgor's possession which represent shares of stock which are part of the Collateral and (b) doing of all other acts or things necessary or appropriate to enable Secured Party to fully protect and exercise its rights under this Agreement.





NEWSEARCH PLEDGE AGREEMENT - PAGE 6

                                   ARTICLE V

                             DEFAULTS AND REMEDIES

         5.1 EVENTS OF DEFAULT. For determination of an Event of Default this Agreement refers to and incorporates by reference the applicable provisions of the Funding Agreement, as if fully set forth in this Agreement.

         5.2     REMEDIES OF SECURED PARTY.

                 (a) Upon the occurrence of an Event of Default Secured Party may, at its option:

                          (i) reduce Secured Party's claim to judgment, foreclose or otherwise enforce Secured Party's security interest in all or any part of the Collateral by any available judicial procedure;

                          (ii) after notification, if any, provided for in clause (b) of this Section 5.2, sell or otherwise dispose of, at the office of Secured Party, or elsewhere, as chosen by Secured Party, all or any part of the Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Secured Obligation has been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral;

                          (iii) at its discretion, retain such portion of the Collateral as shall aggregate in value to an amount equal to the Secured Obligation, in satisfaction of the Secured Obligation whenever the circumstances are such that Secured Party is entitled to do so under the Uniform Commercial Code applicable hereto (the "CODE");

                          (iv) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Pledgor hereby consents to any such appointment;

                          (v) buy all or any portion of the Collateral at any public sale; or

                          (vi) buy the Collateral at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations.





NEWSEARCH PLEDGE AGREEMENT - PAGE 7

                 (b) Reasonable notification of time and place of any public sale of the Collateral or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made shall be sent to Pledgor and to any other person entitled under the Code to notice; provided, however, that if the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement or other notice of any kind. It is agreed that notice sent not less than ten (10) business days prior to the taking of the action to which such notice relates is reasonable notification and notice for the purposes of this Section 5.2.

                 (c) Because of the Securities Act of 1933, as amended, or other laws or regulations, there may be legal restrictions or limitations affecting Secured Party in any attempts to dispose of all or any portion of the Collateral in the enforcement of its rights and remedies hereunder. For these reasons, Secured Party is hereby authorized by Pledgor, but not obligated, upon the occurrence of any Event of Default hereunder giving rise to Secured Party's rights to sell or otherwise dispose of the Collateral, to sell all or any part of the Collateral at private sale, subject to investment letter or in any manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation, at the best price reasonably obtainable by Secured Party at any such private sale or other disposition in the manner mentioned above. Secured Party is also hereby authorized by Pledgor, but not obligated, to take such actions, give such notices, obtain such consents and do such other things as Secured Party may reasonably deem necessary or appropriate in the event of a private sale or disposition of any of the Collateral. Pledgor clearly understands that Secured Party may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any part or parts thereof, than would otherwise be obtainable if same were registered and sold in the open market. Pledgor agrees (i) that in the event Secured Party shall, after any Event of Default hereunder, sell the Collateral, or any portion thereof, at such private sale or sales, Secured Party shall have the right to rely upon the advice and opinion of any member firm of a national securities exchange as to the best price reasonably obtainable upon such a private sale thereof; and
         (ii) such reliance shall be conclusive evidence that Secured Party handled such matter in a commercially reasonably manner under the Code.

         5.3 WAIVERS BY PLEDGOR. Neither Pledgor nor anyone claiming by, through or under Pledgor, to the extent Pledgor may lawfully so agree, shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any of the collateral is situated for purposes of applicable law, in order to prevent or hinder the enforcement of this Agreement, or the absolute sale of the Collateral, or the final and absolute putting into possession thereof,





NEWSEARCH PLEDGE AGREEMENT - PAGE 8
immediately after such sale, of the purchaser thereof; and Pledgor in Pledgor's own right and for all who may claim under Pledgor, hereby waive, to the full extent that Pledgor may lawfully do so, the benefit of all enforcement of the security interest herein granted, and Pledgor agrees that Secured Party or any court having jurisdiction to enforce such security interest may sell the Collateral in parts or as an entirety.

         5.4 APPLICATION OF PROCEEDS. Secured Party may apply the proceeds of any foreclosure sale hereunder as follows:

                 (a) first, to the payment of all costs and expenses of any enforcement, foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;

                 (b) then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the security interest hereof and which Secured Party shall deem expedient to pay;

                 (c) then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof;

                 (d) then, to or among the costs, expenses, disbursements, reimbursements, fees, interest and principal then owing and unpaid in respect of the Secured Obligation, in such priority as Secured Party may determine in its discretion; and

                 (e) then, to Pledgor or to each other Person who may be entitled thereto by law.

If such proceeds shall be insufficient to discharge the entire Secured Obligation, Secured Party shall have any other available legal recourse against Pledgor for the deficiency.

         5.5 ENFORCEMENT OF SECURED OBLIGATION. Nothing in this Agreement or in any other Loan Documents shall affect or impair the unconditional and absolute right of Secured Party to enforce the Secured Obligation as and when the same shall become due in accordance with the terms of the Loan Documents.

                                   ARTICLE VI

                            RIGHTS OF SECURED PARTY

         6.1 SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, effective upon the occurrence of an Event of Default, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion, to take





NEWSEARCH PLEDGE AGREEMENT - PAGE 9
any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                 (a) to ask, demand, collect, sue for, recover, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                 (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause
         (a) of this Section 6.1; and

                 (c) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party against any of the Collateral.

         6.2 PERFORMANCE BY SECURED PARTY. If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under Section 6.7. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of Pledgor contained herein, and any such performance by Secured Party shall be wholly discretionary with Secured Party.

         6.3 DUTIES OF SECURED PARTY. The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money or other property actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         6.4 NO LIABILITY OF SECURED PARTY. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities or duties of Pledgor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe or discharge any obligation, responsibility, duty or liability of Pledgor in respect of any of the Collateral, including, but not limited to, appearing in or defending any action, expending any money or incurring any expense in connection therewith.

         6.5 RIGHT TO DEFEND ACTION AFFECTING SECURITY. Secured Party may, at Pledgor's expense, appear in and defend any action or proceeding at law or in equity purporting to affect the security interest granted under this Agreement.





NEWSEARCH PLEDGE AGREEMENT - PAGE 10

         6.6 RIGHT TO PREVENT OR REMEDY DEFAULT. At any time following an Event of Default, Secured Party:

                 (a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such failure by Pledgor or otherwise to protect the security interest granted under this Agreement, and

                 (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof to such extent and as often as Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Pledgor, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of Pledgor as Secured Party in its sole discretion deems necessary for any such purpose.

         6.7 EXPENSES. All reasonable advances, costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, or in foreclosure proceedings commenced and subsequently abandoned, or in any dispute or litigation in which Secured Party or the holder of the Notes may become involved by reason of or arising out of the Loan Documents or the Collateral, shall be a part of the Secured Obligation and shall be paid by Pledgor to Secured Party, upon demand, and shall, at Secured Party's election, bear interest until paid at the rate specified in the applicable note until demand and then at the maximum rate of interest permitted by applicable law (or such lesser rate as may be chosen by Secured Party), from the date of such payment until repaid by Pledgor.

         6.8 SECURED PARTY'S RIGHT OF SET-OFF. Upon the happening of any event entitling Secured Party to pursue any remedy provided herein, or if Secured Party shall be served with garnishment process in which Pledgor shall be named as defendant, whether or not Pledgor shall be in default hereunder at the time, Secured Party may, but shall not be required to, set-off any indebtedness owing by Secured Party to Pledgor against any of the Secured Obligation without first resorting to the security hereunder and without prejudice to any other rights or remedies of Secured Party or its security interest herein.

         6.9 NO WAIVER. In case Secured Party shall have proceeded to enforce any right or remedy hereunder and such proceedings shall have been discontinued or abandoned for any reason, then in every such case, Pledgor and Secured Party shall be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of Secured Party shall continue as if no such proceeding has been taken. No failure or delay on the part of Secured Party in exercising any right, remedy or power under this Agreement or in giving or insisting upon strict performance by Pledgor hereunder or in giving notice hereunder shall operate as a waiver of the same or any other power or right, and no single or partial exercise of any such power or right shall preclude any other or further exercise thereof or the exercise of any other such power or right. Secured Party,





NEWSEARCH PLEDGE AGREEMENT - PAGE 11
notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Pledgor of any and all of the terms and provisions of this Agreement to be performed by Pledgor. The collection and application of proceeds, the entering and taking possession of the Collateral, and the exercise of the rights of Secured Party contained in the Loan Documents, including this Agreement, shall not cure or waive any default, or affect any notice of default, or invalidate any acts done pursuant to such notice. No waiver by Secured Party of any breach or default of or by any party hereunder shall be deemed to alter or affect Secured Party's rights hereunder with respect to any prior or subsequent default.

         6.10 REMEDIES CUMULATIVE. No right or remedy herein reserved to Secured Party is intended to be exclusive of any other right or remedy, but each and every such right or remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other Loan Documents at law, and in equity. Subject to any limitations set forth in this Agreement, any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise is deemed necessary or desirable by Secured Party.

         6.11 RIGHT OF SECURED PARTY TO EXTEND TIME OF PAYMENT, SUBSTITUTE, RELEASE SECURITY, ETC. Without affecting the liability of any person for the payment of any of the Secured Obligation or the security interests of this Agreement on the Collateral for the full amount of any Secured Obligation unpaid, Secured Party may, without notice or without affecting or impairing the security interest or rights of Secured Party granted or arising under this
Agreement: (a) release any person liable for the payment of any of the Secured Obligation, (b) extend the time or otherwise alter the terms of payment of any of the Secured Obligation, (c) accept additional security for the Secured Obligation of any kind, (d)alter, substitute or release any property securing the Secured Obligation, (e) resort for the payment of all or any portion of the Secured Obligation to its several securities therefor in such order and manner as it may deem fit, or (f) join in any subordination or other agreement affecting this Agreement or the lien or charge thereof.

                                  ARTICLE VII

                                 MISCELLANEOUS

         7.1 DEFINITIONS. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa. The terms "ADVANCES", "COSTS", and "EXPENSES" shall include, but shall not be limited to, reasonable attorneys' fees whenever incurred. The terms "INDEBTEDNESS", "OBLIGATIONS" and "SECURED OBLIGATION" shall mean and include, but shall not be limited to, all claims, demands, obligations and liabilities whatsoever, however arising, whether owing by the subject





NEWSEARCH PLEDGE AGREEMENT - PAGE 12
person or entity individually or as a joint venturer, or jointly or in common with any other party, and whether absolute or contingent, and whether owing by the subject person or entity as principal debtor or as accommodation maker or as endorser, liquidated or unliquidated, and whenever contracted, accrued or payable.

         7.2 PARAGRAPH HEADINGS. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope or intent of any provisions of this Agreement.

         7.3 CHANGE, AMENDMENT, ETC. No change, amendment, modification, cancellation or discharge of any provision of this Agreement shall be valid unless consented to in writing by Secured Party.

         7.4 SUCCESSORS AND ASSIGNS. As and when used herein, the term "PLEDGOR" shall mean and include the Pledgor herein named and its successors and permitted assigns, and the term "SECURED PARTY" shall mean and include the Secured Party herein named and its successors and assigns, and all covenants and agreements herein shall be binding upon and inure to the benefit of Pledgor and Secured Party and their respective successors and permitted assigns.

         7.5 APPLICABLE LAWS. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND ENFORCEABLE UNDER AND PURSUANT TO THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

         7.6 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Agreement shall remain unaffected.

         7.7 NOTICES. All notices, demands, requests or other communications to any party hereunder or referred to herein shall be in writing and shall be given to such party at its address set forth below (or, with respect to any other party, not specified below, at such party's business address) or at such other address as such party may hereafter specify for the purpose of notice to Pledgor or Secured Party. Each such notice, demand, request or other communication shall be effective seventy-two (72) hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid, provided that such mailing is by registered or certified mail, return receipt requested.

         If to Pledgor:               Newsearch, Inc.
                                      700 N. Pearl
                                      Suite 400, L.B. 401
                                      Dallas, Texas 75201-2809

         With a copy to:              Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                      1700 Pacific Avenue, Suite 4100
                                      Dallas, Texas 75201
                                      Attention: Ford Lacy, P.C.





NEWSEARCH PLEDGE AGREEMENT - PAGE 13

         If to Secured Party:         Hall Financial Group, Inc.
                                      750 North St. Paul
                                      Suite 200
                                      Dallas, Texas 75201-3247

         With a copy to:              Burke & Wright, P.C.
                                      2900 Renaissance Tower
                                      1201 Elm Street
                                      Dallas, Texas 75270-2102
                                      Attention: Frank J. Wright, Esq.


         7.8 INDEPENDENT REPRESENTATION. Pledgor specifically acknowledges that it has been represented by independent counsel in connection with its negotiation and execution of this Agreement and that it is entering into this Agreement of its own free will, without duress or coercion by any other person.

         7.9 COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart.

         IN WITNESS WHEREOF, Pledgor and Secured Party have executed this Agreement on the date and year first above written.

                                        PLEDGOR:

                                        NEWSEARCH, INC.


                                        By: /s/ ROBERT D. IDZI
                                            ------------------------------------
                                        Printed Name: Robert D. Idzi
                                                     ---------------------------
                                        Its: SVP & CFO
                                             -----------------------------------


                                        SECURED PARTY:

                                        HALL FINANCIAL GROUP, INC.


                                        By: /s/ LARRY E. LEVEY
                                           -------------------------------------
                                                Larry E. Levey,
                                                Senior Vice President





NEWSEARCH PLEDGE AGREEMENT - PAGE 14

                                  EXHIBIT "A"

                             LIST OF PLEDGED STOCK





====================================================================================================
           PLEDGOR                   PLEDGED SHARES              NUMBER                 CERTIFICATE
           -------                   --------------              ------                 -----------
                                                                   OF                 IDENTIFICATION
                                                                   --                 --------------
                                                                 SHARES                   NUMBER
                                                                 ------                   ------
----------------------------------------------------------------------------------------------------
  Newsearch, Inc.            Search Capital Group, Inc.         2,000,000                  18985
----------------------------------------------------------------------------------------------------
  Newsearch, Inc.            Search Capital Group, Inc.           400,000                  18986
====================================================================================================


NEWSEARCH PLEDGE AGREEMENT - PAGE 15